SEQUOIA FUND, INC.

Ticker: SEQUX

Supplement dated July 27, 2026 to the Prospectus, Summary Prospectus and Statement of Additional Information dated May 1, 2026

At a special meeting of stockholders of Sequoia Fund, Inc. (“Sequoia Fund”) held on July 27, 2026, the stockholders approved the reorganization of Sequoia Fund into a newly-established exchange-traded fund, Sequoia ETF (the “ETF”) (Ticker: SEQ), which is a series of the Northern Lights Fund Trust II (the “Reorganization”). The Reorganization is expected to close after the close of trading on or about October 16, 2026 (the “Closing Date”).

In preparation for the Closing Date, the last day to purchase shares of Sequoia Fund will be October 2, 2026. Redemption orders for Sequoia Fund shares must be placed by October 15, 2026, or Sequoia Fund shares will, subject to the exceptions set forth in the Combined Proxy Statement/Prospectus, be converted to ETF shares. Shares of the ETF are expected to begin trading on October 19, 2026 on the NYSE Arca, Inc.

The Reorganization is expected to occur in accordance with the Agreement and Plan of Reorganization which was included as Appendix B to the Combined Proxy Statement/Prospectus that was filed with the Securities and Exchange Commission on April 10, 2026.

Stockholders should retain this Supplement for future reference.